Execution Version
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 14th day of June, 2019, by and among (a) KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), (b) COGNICAL, INC., a Delaware corporation (“Holdings”), (c) MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for each of the Lenders (in such capacities, “Agent”), (d) each of the Lenders party hereto.

RECITALS

A.Borrower, Holdings, Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of May 14, 2019 ( the “Loan Agreement”); and

B.Agent, Borrower and each Lender have agreed to execute this Amendment for purposes of accomplishing the matters set forth herein, all on the terms and subject to the conditions set forth herein.

Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement as amended by this Amendment (the “Loan Agreement”).
2.Amendments to Loan Agreement.
2.1Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Collateral Account” in its entirety to read as follows:
““Collateral Account” shall mean, individually and collectively, (a) that certain deposit account at Collateral Account Bank held in the name of Borrower, with account number 1001851631 or (b) following the occurrence and during the continuance of an Event of Default, such other deposit account as designated from time to time by Agent in a written notice to Borrower and Servicer.”

1.1Section 6.14(l) of the Loan Agreement is hereby amended by amending and restating the section in its entirety to read as follows:
“(l)     fail to correct any known misunderstandings regarding the separate identity of Borrower, as applicable (provided that the foregoing shall not preclude the Servicer from performing its duties in its own name with respect to the Pledged Leases without disclosing the name of the Borrower and, for the avoidance of doubt, any identification of Borrower as “Cognical” or “Zibby” on any direct debit account statement of an Account Lessee shall not be deemed to be a violation of this Section 6.14(l) and Borrower may register a d/b/a solely for such purpose));

1.2Section 6.14(o) of the Loan Agreement is hereby amended by amending and restating the section in its entirety to read as follows:

“(o)    fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name (for the avoidance of doubt, any identification of Borrower as “Cognical” or “Zibby” on any direct debit account statement of an Account Lessee shall not be deemed to be a violation of this Section 6.14(o) and Borrower may register a d/b/a solely for such purpose) in order not (i) to mislead others as to the identity with which such other party is transacting business (provided that the foregoing shall not preclude the Servicer from performing its duties in its own name with respect to the Pledged Leases without disclosing the name of the Borrower), or (ii) to suggest that Borrower is responsible for the debts of any third party (including any member, general or limited partner, shareholder, principal or Affiliate of Borrower, Servicer or Holdings, or any member, general or limited partner, shareholder, principal or Affiliate of any of the foregoing);”

2.3Schedule 5.17C of the Loan Agreement is hereby amended by amending and restating the schedule in its entirety to read as follows:
“Deposit Accounts and Investment Property

Bank Name	Account
Pacific Western Bank	*1001851631: Katapult SPV 1 LLC – COLLECTIONS ACCOUNT
Pacific Western Bank	*1001851649: Katapult SPV 1 LLC – OPERATING ACCOUNT
”
2.4Schedule A of the Loan Agreement is hereby amended by amending and restating the schedule in its entirety to read as follows:
“Wiring Instructions

Wiring instructions for each Lender as of the Closing Date are on file with Agent.”

3.Limited Consent; No Waiver and Amendments.
3.1Upon satisfaction of the terms and conditions in Section 5 hereof, Agent hereby consents to the amendments to Article 9 of that certain Limited Liability Company Agreement of the Borrower, dated as of March 15, 2019, between Holdings, as the sole member, and Ricardo Beausoleil, as Independent Manager as set forth on Exhibit A hereto (the “Approved Amendments”) whether documented in the form of an amendment or through a restatement of such Limited Liability Company Agreement and, solely with respect to the Approved Amendments, hereby waives compliance by any Borrower or any Guarantor with any provisions of the Loan Agreement and the Loan Documents that would otherwise prohibit the Approved Amendments.
3.2Except as specifically set forth herein (including Section 3.1 above), this Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Loan Agreement, the other Loan Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other related document (all of which rights are hereby expressly reserved by Agent and the Lenders), (ii) amend or alter any provision of the Loan Agreement, any other Loan Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or Holdings or any of their respective Affiliates or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Document or any other related document or (iv) constitute any consent (deemed or express) by Agent or any Lender to any prior, existing or future violations of the Loan Agreement, any other Loan Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Loan Document or any other related document.
3.3This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties and Covenants. To induce Agent and Lenders to enter into this Amendment, Borrower and Holdings, jointly and severally, hereby represent and warrant to Agent and each Lender as follows:
4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2Each of Borrower and Holdings has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;
4.3The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their respective obligations under the Loan Agreement have been duly authorized;
4.4The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower or Holdings, except as already has been obtained or made; and
4.5This Amendment has been duly executed and delivered by each of Borrower and Holdings and is the binding obligation of each of Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Conditions Precedent to Effectiveness of Amendment Against Agent and Lenders. This Amendment shall not be effective against Agent or any Lender unless and until each of the following conditions shall have been satisfied as of the date hereof, in Agent’s sole discretion:
5.1Agent shall have received this Amendment, duly executed by Borrower and Holdings;

5.2Agent shall have received such additional documents, instruments and information as Agent may request;
5.3Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof (including the costs of any counsel to the Agent or the Lenders); and
5.4No Trigger Event, Event of Default, default or Default which, based on the passage of time, will become an Event of Default, shall have occurred as of the date hereof.
6.Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.
7.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.
8.Release. BORROWER AND HOLDINGS, TOGETHER WITH THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT

THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.
9.Waiver of Compliance with Article 9 of UCC. To the extent not prohibited by applicable law, each of Borrower and Holdings: (a) waives its right to receive notice under, and any other rights in respect to, Sections 9-611, 9-620(e), 9-621 and 9-623 of the UCC; (b) waives any right to object to the sale, transfer, conveyance or surrender of the Collateral; (c) waives any obligation of Agent to dispose of the Collateral under the UCC or otherwise; (d) waives any other right, whether legal or equitable, which Borrower or Holdings may possess in and to the Collateral; (e) agrees that the transactions contemplated herein have been effected and negotiated in a commercially reasonable manner; and (f) agrees that Agent and each Lender has acted in, and has effected and negotiated the transactions contemplated herein, in good faith. Each of Borrower and Holdings acknowledges and agrees that the waivers set forth in this Section 12 and elsewhere in this Agreement constitute material consideration for the agreement of Agent and the Lenders to execute, deliver and accept this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

HOLDINGS:

COGNICAL, INC.

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ Raymond S. Chan
Name: Raymond S. Chan
Title: Authorized Signatory

Exhibit A
Approved Amendments

Attached.